LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities
ChoicePlus AssuranceSM A Class
ChoicePlus AssuranceSM B Class
 ChoicePlusSM Fusion

Supplement dated December 29, 2014 to the Prospectus dated May 1, 2014, as supplemented

This supplement outlines changes to the prospectus for your variable annuity contract that will be effective January 20, 2015. It is for informational purposes and requires no action on your part.

The Contracts – Investment Requirements for Managed Risk Riders. For new rider elections beginning January 20, 2015, if you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), you must allocate your Contract Value according to the Investment Requirements for Managed Risk Riders outlined in your prospectus at the following percentages: Group 1 – Investments must be at least 20% of Contract Value or Account Value; Group 2 – Investments cannot exceed 80% of Contract Value or Account Value; and Group 3 – Investments cannot exceed 10% of Contract Value or Account Value.  As an alternative, you may also satisfy these Investment Requirements by allocating 100% of your Contract Value or Account Value among the select subaccounts listed in your prospectus.

Please keep this Supplement with your prospectus for future reference.